UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 14, 2006


                               VERINT SYSTEMS INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     0-49790                   11-3200514
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


                             330 South Service Road
                               Melville, New York
                                      11747
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (631) 962-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

On April 14, 2006, Verint Systems Inc. ("Verint") notified The Nasdaq Stock Market that as a result of its inability to file its Annual Report on Form 10-K when due (see Item 8.01 below), it will continue to be in noncompliance with the NASDAQ requirements for continued listing under NASDAQ Marketplace Rules 4310(c)(14) and (c)(19) that require Verint to make on a timely basis all required filings with the Securities and Exchange Commission. Verint may receive a Staff Determination letter from The Nasdaq Stock Market indicating that, due to such noncompliance, its common stock will be delisted unless Verint requests a hearing in accordance with the Nasdaq Marketplace Rules. If Verint receives such a Staff Determination Letter, it intends to request a hearing before the NASDAQ Listing Qualifications Panel to review the Staff Determination. Under NASDAQ Marketplace Rules, a request for a hearing stays the delisting action pending the issuance of a written determination by the NASDAQ Listing Qualifications Panel.


ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) Prior to Verint's initial public offering in May 2002, Verint was a wholly-owned subsidiary of Comverse Technology, Inc. ("Comverse") and, as a result, during that period certain Verint employees received from Comverse options to purchase Comverse common stock. Since May 2002 (other than the repricing of stock options initiated by Comverse in June 2002), no Verint employee received compensatory awards from Comverse. As previously announced on March 14, 2006, the Board of Directors of Comverse, now the 57% stockholder of Verint, has created a special committee (the "Comverse Special Committee") composed of outside directors to review matters relating to Comverse's stock option grants, including the accuracy of the stated dates of Comverse option grants and whether Comverse followed all proper corporate procedures. The final outcome of Comverse Special Committee's review of its stock option practices may require Verint to incur additional charges for Comverse stock option related expenses with regard to Comverse grants of Comverse options to Verint employees when Verint was wholly-owned by Comverse.

While Verint does not participate in, and is not privy to, the substance of the Comverse Special Committee's review, Verint has been informed that, although the Comverse Special Committee has not yet completed its work or reached final conclusions, it has reached a preliminary conclusion that the actual dates of measurement for certain past Comverse stock option grants for accounting purposes differed from the recorded grant dates for such awards. Although Verint is unable to determine the full effect of these matters, including whether any restatement of its historical financial statements is required, until the Comverse Special Committee completes its review, based on the Comverse Special Committee's preliminary conclusion, on April 14, 2006 Verint concluded that its historical financial statements for each of the fiscal years ended January 31, 2005, 2004, 2003, 2002 and 2001 and for the first three quarters of the fiscal year ended January 31, 2006, and any related reports of its independent registered public accounting firm, should no longer be relied upon.

The Verint Audit Committee discussed with Verint's independent registered public accounting firm the matters disclosed in this Item 4.02.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 4.02 by reference.

Note: Certain statements in this Current Report on Form 8-K concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: potential impact on Verint's financial results related to Comverse's creation of a special committee of the Board of Directors of Comverse to review matters relating to grants of Comverse stock options, including but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all of its proper corporate


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
procedures and the results of the Comverse special committee's review; the effect of Verint's failure to timely file all required reports under the Securities Exchange Act of 1934, and the resultant potential delisting of Verint's common stock on NASDAQ; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of CM Insight; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint's markets, which creates pricing pressure; integrating the business and personnel of MultiVision, including implementation of adequate internal controls; managing our expansion in the Asia Pacific region; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; risks associated with integrating the business and employees of Opus and RP Sicherheissysteme GMBH; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint's effective tax rate; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements except as otherwise required by law.


ITEM 8.01.  OTHER EVENTS

Verint today announced that, as a result of the ongoing review by Comverse relating to Comverse stock option grants, and the uncertainty of the impact of such review on Verint's historical financial statements, Verint has filed a Form 12b-25 with the Securities and Exchange Commission indicating that its Annual Report on Form 10-K for the fiscal year ended January 31, 2006 will not be filed on its due date of April 17, 2006. Verint did not seek a 15-day filing extension because it does not believe it could file the Annual Report by the end of the extension period.

On April 11, 2006, a complaint was filed in New York Supreme Court with respect to a shareholder derivative action brought by one of Comverse's shareholders against certain executives of Comverse and its subsidiaries and certain current and former members of Comverse's board of directors, including Igal Nissim, the current Chief Financial Officer of Verint, in his capacity as the former Chief Financial Officer of Comverse, and Daniel Bodner, the Chief Executive Officer of Verint, in his capacity as the Chief Executive Officer of Verint, for allegedly breaching their fiduciary duties beginning in 1994 through present by: (i) allowing and participating in a scheme to backdate the grant dates of employee stock options to improperly benefit the Company's executives and certain directors; (ii) allowing insiders, including certain of the defendants, to personally profit by trading Comverse's stock while in possession of material inside information; (iii) failing to properly oversee or implement procedures to detect and prevent such improper practices; (iv) causing Comverse to issue materially false and misleading proxy statements, as well as causing Comverse to file other false and misleading documents with the SEC; and (v) exposing Comverse to civil liability.

Verint's Current Reports on Form 8-K filed on the following dates inadvertently listed Verint's Commission File Number as 0-15502 instead of the correct File number of 0-49790: March 27, 2006, March 14, 2006, February 7, 2006, January 10,
2006, January 10, 2006, December 5, 2005, November 7, 2005, September 16, 2005,
September 7, 2005, September 7, 2005, June 1, 2005, March 14, 2005, February 15, 2005, February 4, 2005, December 7, 2004, December 1, 2004, September 8, 2004, September 8, 2004, June 2, 2004, march 10, 2004, February 3, 2004, September 8, 2003, June 3, 2003, May 19, 2003 and May 1, 2003.


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
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (D)   EXHIBITS:

            Exhibit No.                         Description
            -----------                         -----------

                99.1           Press Release of Verint Systems Inc. dated
                               April 17, 2006




























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                VERINT SYSTEMS INC.

Date: April 17, 2006                            By: /s/ IGAL NISSIM
                                                    ----------------------------
                                                Name: Igal Nissim
                                                Title: Chief Financial Officer
























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
                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------

   99.1             Press Release of Verint Systems Inc. dated April 17, 2006



























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